ACCOUNTS AND OTHER RECEIVABLE, NET - Allowance For Doubtful Accounts (Details) - Accounts receivable - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Reconciliation of changes in allowance account for credit losses of financial assets [abstract]
Loss allowance - beginning	$ 45	$ 40	$ 7
Add: increase in allowance	53	22	39
Deduct: bad debt write offs	(23)	(10)	(6)
Foreign currency translation	11	(7)	0
Loss allowance - ending	$ 86	$ 45	$ 40